[LORD ABBETT LOGO]

                                  2002
                              Annual Report

                         Lord Abbett
                         Large-Cap Growth Fund

FOR THE YEAR ENDED JULY 31, 2002

LORD ABBETT LARGE-CAP GROWTH FUND ANNUAL REPORT
FOR THE YEAR ENDED JULY 31, 2002

DEAR SHAREHOLDER: We are pleased to provide you with this twelve-month overview of Lord Abbett Large-Cap Growth Fund's strategies and performance for the fiscal year ended July 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

Thank you for investing in Lord Abbett                         BEST REGARDS,
Mutual Funds. We value the trust that you place
in us and look forward to serving your                         /s/ ROBERT S. DOW
investment needs in the years to come.                         ROBERT S. DOW
                                                               CHAIRMAN

-------------------------------------------------------------------------------
Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED JULY 31, 2002?

A: For the year ended July 31, 2002, Lord Abbett Large-Cap Growth Fund (the "Fund") returned -36.5%(1), compared with its benchmark, the Russell 1000(R) Growth Index,(2) which returned -28.8%. PLEASE REFER TO PAGE 4 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: During the period, the Fund continued to battle a difficult atmosphere for large-cap growth stocks, as questions over accounting and corporate governance, valuations and future growth prospects plagued the asset class. The Fund did benefit from positive stock selection in the utilities/wireless industries. The Fund's performance was also positively impacted by our stock selection in healthcare, as our focus on certain HMOs boosted the Fund's performance, though pharmaceutical companies had a negative impact.

An overweight position and stock selection in the technology sector detracted from the Fund's performance during the year, as the sector suffered from an investor crisis of confidence and a general malaise over accounting practices and corporate governance. The Fund's underweighting of the consumer staples sector also hurt performance, as this sector performed well in a volatile and uncertain economy.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: The U.S. economy was already showing signs of a downward trend before the events of September 11. Manufacturing activity was slower and August 2001 labor data showed an unemployment rate of 4.9%, the highest level since September 1997. At some point, most expected rising unemployment to hurt consumer confidence and ultimately

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consumer spending, which had been the backbone of the economy for much of the year, preventing it from sliding into a recession.

During the fourth quarter of 2001, the stock market regained ground lost after September 11. The fourth quarter showed small but positive economic growth, resulting in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

In the beginning of 2001, the Federal Reserve Board began implementing a monetary stimulus policy, which accelerated after September 11, reducing the federal funds rate another 125 basis points, to a 40-year low of 1.75% by year-end. Counter-cyclical fiscal policies were enacted to help fuel the economy
- specifically, a federal tax cut coupled with an increase in general government spending. This is the first time monetary and fiscal policies have been used together since the 1970s in a classic counter-cyclical manner.

As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Consequently, investors began to question whether the economy was ever as weak as initially thought. On March 19, in a sign of improved sentiment, the Federal Open Market Committee decided to keep its target for the federal funds rate at 1.75% and declared that the economic risks are balanced between economic weakness and inflationary pressure.

Following strong first quarter growth in the economy, however, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 6.1%, the second quarter registered growth under 2%. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter have indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

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Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: Going forward, we expect to maintain a reduced overweight in technology and consumer cyclicals and an underweight in healthcare companies despite our positive stock selection; and we intend to heighten our focus on stable growth companies. We also anticipate an increase in capital expenditures over the second half of this year. This capital spending revival could lead to a rally, which may be the necessary factor to change investor psychology from a focus on accounting practices and corporate governance to a focus on relevant earnings.


(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended July 31, 2002.

(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-booK ratios and higher forecasted growth values. The Russell 1000(R) Growth Index does not reflect deduction of fees or expenses. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: The Fund invests primarily in growth company stocks, which tend to be more volatile than other types of stocks. These factors can affect Fund performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000(R) Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


[CHART]

                                                                THE FUND
                           THE FUND (CLASS A SHARES)    (CLASS A SHARES) AT MAXIMUM         RUSSELL 1000(R)
                              AT NET ASSET VALUE              OFFERING PRICE(1)            GROWTH INDEX(2)
 December 30, 1999                 $10,000                         $9,425                      $10,000
        3/00                       $10,501                         $9,897                      $10,713
        6/00                       $10,037                         $9,460                      $10,423
        9/00                        $9,842                         $9,276                       $9,863
       12/00                        $7,754                         $7,308                       $7,758
        3/01                        $5,771                         $5,439                       $6,136
        6/01                        $6,172                         $5,817                       $6,653
        9/01                        $4,617                         $4,351                       $5,362
       12/01                        $5,483                         $5,167                       $6,173
        3/02                        $5,120                         $4,825                       $6,014
        6/02                        $3,993                         $3,764                       $4,891
        7/02                        $3,742                         $3,527                       $4,622

         FISCAL YEAR-END 7/31
AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
SALES CHARGE FOR THE YEAR ENDING JULY 31, 2002

                        1 YEAR   LIFE OF CLASS
CLASS A(3)              -40.18%     -33.17%

CLASS B(4)              -40.06%     -32.87%

CLASS C(5)              -37.43%     -32.08%

CLASS P(6)              -36.23%     -31.55%

CLASS Y(7)              -36.61%     -31.75%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance of the unmanaged Index does not reflect any fees or expenses. The performance of the Index is not necessarily representative of the Fund's performance.

(3) Total return, which is the percentage change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending July 31, 2002 using the SEC-required uniform method to compute total return. The Class A shares were first offered on December 30, 1999.

(4) The Class B shares were first offered on December 30, 1999. Performance reflects the deduction of a CDSC of 5% for 1 year and 3% for the life of the class.

(5) The Class C shares were first offered on December 30, 1999. Performance reflects the deduction of CDSC of 1% for 1 year and 0% for the life of the class.

(6) The Class P shares were first offered on December 30, 1999. Performance is at net asset value.

(7) The Class Y shares were first offered on December 30, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
JULY 31, 2002

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
COMMON STOCKS 100.43%

AEROSPACE 0.27%
Lockheed Martin Corp.              3,000         $  192
                                                -------

AUTOMOBILES 0.26%
General Motors Corp.+              4,000            186
                                                -------

BANKS: NEW YORK CITY 0.34%
J.P. Morgan Chase & Co.            9,900            247
                                                -------

BANKS: OUTSIDE NEW YORK CITY 0.88%
Wells Fargo & Co.                 12,500            636
                                                -------

BEVERAGE: BREWERS (WINERIES) 0.82%
Anheuser-Busch Cos., Inc.         11,500            595
                                                -------

BEVERAGE: SOFT DRINKS 1.87%
PepsiCo, Inc.                      4,250            182
The Coca Cola Co.                 23,500          1,174
                                                -------
TOTAL                                             1,356
                                                -------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 1.75%
Amgen, Inc.*                      22,683          1,035
Baxter Int'l., Inc.                3,250            130
Genentech, Inc.*                   1,500             52
Human Genome Sciences, Inc.*       2,925             51
                                                -------
TOTAL                                             1,268
                                                -------

COMMUNICATIONS & MEDIA 1.33%
AOL Time Warner, Inc.*            84,000            966
                                                -------

COMMUNICATIONS TECHNOLOGY 7.38%
Brocade Communications
Systems, Inc.*+                   27,000            506
Cisco Systems, Inc.*             268,500          3,542
L-3 Communications
Holdings, Inc.*                    1,750             81
Lucent Technologies, Inc.*+       70,000            122

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
Motorola, Inc.                    22,000         $  255
QUALCOMM, Inc.*                   30,500            838
                                                -------
TOTAL                                             5,344
                                                -------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 11.64%
BEA Systems, Inc.*                19,250            107
Check Point Software
Technologies Ltd.*+                2,437             41
Computer Sciences Corp.*           3,250            120
Intuit, Inc.*                     12,200            537
Mercury Interactive Corp.*+        7,250            186
Microsoft Corp.*                 107,000          5,131
Oracle Corp.*                    125,000          1,251
PeopleSoft, Inc.*                  9,750            175
QLogic Corp.*                      1,620             66
Siebel Systems, Inc.*             35,500            334
Symantec Corp.*                    7,028            236
VERITAS Software, Inc.*           14,500            244
                                                -------
TOTAL                                             8,428
                                                -------

COMPUTER TECHNOLOGY 7.96%
Dell Computer Corp.*              76,000          1,895
EMC Corp.*                       176,000          1,320
International Business
Machines Corp.                    29,249          2,059
Network Appliance, Inc.*+          5,850             49
NVIDIA Corp.*                      1,250             14
Sun Microsystems, Inc.*          110,000            431
                                                -------
TOTAL                                             5,768
                                                -------

CONSUMER ELECTRONICS 0.82%
Electronic Arts, Inc.*             4,000            241
Yahoo!, Inc.*                     26,750            352
                                                -------
TOTAL                                               593
                                                -------

CONSUMER PRODUCTS 0.57%
Gillette Co.                      12,500            411
                                                -------

               SEE NOTES TO FINANCIAL STATEMENTS.                              5

SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2002

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 2.81%
Accenture Ltd.                    11,500         $  190
American Express Co.              19,000            670
Citigroup, Inc.                   20,500            688
Marsh & McLennan Cos., Inc.        3,000            144
Morgan Stanley                     8,531            344
                                                -------
TOTAL                                             2,036
                                                -------

DRUG & GROCERY STORE CHAINS 1.20%
Walgreen Co.                      24,650            871
                                                -------

DRUGS & PHARMACEUTICALS 11.80%
Bristol-Myers Squibb Co.          12,674            297
Cardinal Health, Inc.                500             29
Eli Lilly & Co.                    8,500            497
Johnson & Johnson                 44,000          2,332
Merck & Co., Inc.                 12,000            595
Novartis AG-ADR                    2,472            102
Pfizer, Inc.                     105,250          3,405
Pharmacia Corp.                   17,250            772
Wyeth                             13,020            519
                                                -------
TOTAL                                             8,548
                                                -------

ELECTRONICS: MEDICAL SYSTEMS 0.26%
Medtronic, Inc.                    4,750            192
                                                -------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 6.36%
Broadcom Corp.*+                   6,553            123
Celestica, Inc.*                     500             11
Intel Corp.                      155,000          2,912
Jabil Circuit, Inc.*               8,500            151
Microchip Technology, Inc.*        5,250            116
Micron Technology, Inc.*           7,000            136
PMC-Sierra, Inc.*                  7,000             67
Texas Instruments, Inc.           47,000          1,088
                                                -------
TOTAL                                             4,604
                                                -------

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
ENTERTAINMENT 1.35%
Viacom, Inc.*                     20,850         $  811
Walt Disney Co.                    9,500            168
                                                -------
TOTAL                                               979
                                                -------

FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS 1.35%
Automatic Data
Processing, Inc.                   1,000             37
First Data Corp.                  27,000            944
                                                -------
TOTAL                                               981
                                                -------

FINANCIAL INFORMATION SERVICES 0.14%
Dow Jones & Co., Inc.              2,500            103
                                                -------

FINANCIAL: MISCELLANEOUS 1.12%
Federal National
Mortgage Corp.                     8,452            633
H & R Block, Inc.                  3,750            181
                                                -------
TOTAL                                               814
                                                -------

FOODS 0.23%
Hershey Foods Corp.                1,200             94
Sysco Corp.                        2,750             72
                                                -------
TOTAL                                               166
                                                -------

HEALTHCARE FACILITIES 0.67%
HCA, Inc.                          7,750            364
Quest Diagnostics, Inc.*           2,000            121
                                                -------
TOTAL                                               485
                                                -------

HEALTHCARE MANAGEMENT SERVICES 1.60%
Oxford Health Plans, Inc.*         5,555            239
UnitedHealth Group, Inc.          10,500            920
                                                -------
TOTAL                                             1,159
                                                -------

HOMEBUILDING 0.51%
Lennar Corp.                       7,250            368
                                                -------

6              SEE NOTES TO FINANCIAL STATEMENTS.


SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2002

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES 0.26%
Agilent Technologies, Inc.*       10,000         $  189
                                                -------

INSURANCE: MULTI-LINE 1.98%
American Int'l. Group, Inc.       22,470          1,436
                                                -------

MACHINERY: INDUSTRIAL/SPECIALTY 0.13%
Illinois Tool Works, Inc.          1,462             96
                                                -------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 0.12%
Schlumberger Ltd.+                 2,000             86
                                                -------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.87%
Boston Scientific Corp.*          13,182            395
St. Jude Medical, Inc.*            6,172            235
                                                -------
TOTAL                                               630
                                                -------

MULTI-SECTOR COMPANIES 9.52%
3M Co.                            11,500          1,447
General Electric Co.             141,368          4,552
Tyco Int'l., Ltd.                 69,952            895
                                                -------
TOTAL                                             6,894
                                                -------

OIL: INTEGRATED INTERNATIONAL 0.72%
ChevronTexaco Corp.                2,250            169
Exxon Mobil Corp.                  9,647            355
                                                -------
TOTAL                                               524
                                                -------

PRODUCTION TECHNOLOGY EQUIPMENT 1.76%
Applied Materials, Inc.*          56,050            833
KLA-Tencor Corp.*                  1,800             71
Novellus Systems, Inc.*           13,649            368
                                                -------
TOTAL                                             1,272
                                                -------

PUBLISHING: NEWSPAPERS 0.99%
Gannett Co., Inc.                 10,000            719
                                                -------

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
RADIO & TV BROADCASTERS 0.89%
Clear Channel
Communications, Inc.*             24,774         $  645
                                                -------

RECREATIONAL VEHICLES & BOATS 0.07%
Harley-Davidson, Inc.              1,000             47
                                                -------

RESTAURANTS 0.99%
Starbucks Corp.*                   5,000             98
Yum! Brands, Inc.*                20,000            618
                                                -------
TOTAL                                               716
                                                -------

RETAIL 11.10%
Amazon.com, Inc.*+                12,000            174
Bed Bath & Beyond, Inc.*          19,000            589
Best Buy Co., Inc.*               19,500            642
Kohl's Corp.*                      7,500            495
Lowes Cos., Inc.                  16,000            606
RadioShack Corp.+                  3,250             83
The Home Depot, Inc.              47,250          1,459
Wal-Mart Stores, Inc.             81,250          3,996
                                                -------
TOTAL                                             8,044
                                                -------

SAVINGS & LOAN 0.70%
Washington Mutual, Inc.           13,500            505
                                                -------

SECURITIES BROKERAGE & SERVICES 0.61%
Lehman Brothers
Holdings, Inc.                     7,750            440
                                                -------

SERVICES: COMMERCIAL 1.08%
eBay, Inc.*                       13,750            785
                                                -------

SOAPS & HOUSEHOLD CHEMICALS 1.76%
Colgate Palmolive Co., Inc.        1,000             51
The Procter & Gamble Co.          13,750          1,224
                                                -------
TOTAL                                             1,275
                                                -------

               SEE NOTES TO FINANCIAL STATEMENTS.                             7

SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2002

                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT 0.54%
Nokia Oyj                         31,500         $  391
                                                -------

TOBACCO 0.22%
Philip Morris Co., Inc.            3,500            161
                                                -------

UTILITIES: CABLE TV & RADIO 0.19%
Cablevision Systems*+              2,500             20
Comcast Corp.*+                    5,500            115
                                                -------
TOTAL                                               135
                                                -------

UTILITIES: TELECOMMUNICATIONS 0.64%
AT&T Corp.                         5,000             51
AT&T Wireless Services, Inc.*     19,500             91
Sprint Corp.-PCS Group*+          12,500             51
Verizon Communications, Inc.       8,250            272
                                                -------
TOTAL                                               465
                                                -------
TOTAL COMMON STOCKS
(Cost $113,108,589)                             $72,751
                                                =======

   * Non-Income producing security.
   + Security (or a portion of security) on loan. See Note 5.
ADR-American Depository Receipt.

8              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002

ASSETS:
   Investment in securities, at value (cost $113,108,589)                                              $ 72,751,199
   Market value of collateral for securities loaned                                                       1,118,693
   Receivables:
      Interest and dividends                                                                                 29,541
      Investment securities sold                                                                              7,170
      Capital shares sold                                                                                   140,557
   Prepaid expenses and other assets                                                                         36,178
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                          74,083,338
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Securities lending collateral                                                                          1,118,693
   Payables:
      Capital shares reacquired                                                                             126,867
      Management fee                                                                                         49,873
      12b-1 distribution fees                                                                                54,802
      Trustees' fees                                                                                         39,766
      To bank                                                                                                70,062
   Accrued expenses                                                                                         185,967
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                      1,646,030
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $ 72,437,308
-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                                         156,542,645
Accumulated net investment loss                                                                             (40,144)
Accumulated net realized loss on investments                                                            (43,707,803)
Net unrealized depreciation on investments                                                              (40,357,390)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $  72,437,308
-------------------------------------------------------------------------------------------------------------------
NET ASSETS BY CLASS:
Class A Shares                                                                                         $ 56,665,286
Class B Shares                                                                                         $ 10,040,584
Class C Shares                                                                                          $ 5,730,532
Class P Shares                                                                                            $  455.40
Class Y Shares                                                                                                $ 451

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                                           14,099,003
Class B Shares                                                                                            2,541,162
Class C Shares                                                                                            1,451,267
Class P Shares                                                                                              113.136
Class Y Shares                                                                                              112.889
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                                                   $4.02
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)                               $4.27
Class B Shares-Net asset value                                                                                   $3.95
Class C Shares-Net asset value                                                                                   $3.95
Class P Shares-Net asset value                                                                                   $4.03
Class Y Shares-Net asset value                                                                                   $4.00
-------------------------------------------------------------------------------------------------------------------

               SEE NOTES TO FINANCIAL STATEMENTS.                             9

STATEMENT OF OPERATIONS
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Dividends                                                                                                 $ 638,462
Securities Lending                                                                                           23,020
Interest                                                                                                      7,186
Foreign withholding tax                                                                                      (1,783)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                     666,885
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                              685,901
12b-1 distribution plan-Class A                                                                             285,870
12b-1 distribution plan-Class B                                                                             118,375
12b-1 distribution plan-Class C                                                                              56,197
12b-1 distribution plan-Class P                                                                                   3
Shareholder servicing                                                                                       500,656
Reports to shareholders                                                                                     121,744
Registration                                                                                                 73,840
Professional                                                                                                 51,097
Custody                                                                                                      31,053
Fund accounting                                                                                              19,347
Trustees' fees                                                                                                3,135
Other                                                                                                        19,772
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                            1,966,990
   Expense reductions                                                                                        (1,445)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                              1,965,545
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                      (1,298,660)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments                                                                        (30,129,949)
Net change in unrealized appreciation/depreciation on investments                                        (9,107,063)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                                                        (39,237,012)
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $(40,535,672)
-------------------------------------------------------------------------------------------------------------------

10             SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED               YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                           JULY 31, 2002            JULY 31, 2001
OPERATIONS:
Net investment loss                                                         $ (1,298,660)              $ (1,087,638)
Net realized loss on investments                                             (30,129,949)               (13,176,183)
Net change in unrealized appreciation/depreciation on investments             (9,107,063)               (36,778,961)
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (40,535,672)               (51,042,782)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
   Class A                                                                             -                   (214,829)
   Class B                                                                             -                    (27,867)
   Class C                                                                             -                    (10,550)
   Class P                                                                             -                         (3)
   Class Y                                                                             -                         (3)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    -                   (253,252)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             48,249,246                 76,055,919
Reinvestment of distributions                                                          -                    247,427
Cost of shares reacquired                                                    (29,462,103)               (24,638,066)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS                                                 18,787,143                 51,665,280
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                        (21,748,529)                   369,246
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                             94,185,837                 93,816,591
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $ 72,437,308               $ 94,185,837
-------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET INVESTMENT LOSS                                            $     (40,144)                $  (38,595)
-------------------------------------------------------------------------------------------------------------------

               SEE NOTES TO FINANCIAL STATEMENTS.                            11

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
                                                                            2002             2001       7/31/2000
 PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.33          $10.57       $10.00
                                                                            =====          ======       ======
 Investment operations

   Net investment loss                                                       (.07)(b)        (.08)(b)     (.05)(b)

   Net realized and unrealized gain (loss)                                  (2.24)          (4.14)         .62
                                                                            -----          ------       ------

      Total from investment operations                                      (2.31)          (4.22)         .57
                                                                            -----          ------       ------

 Distributions to shareholders from net realized gain                        -               (.02)        -
                                                                            -----          ------       ------

 NET ASSET VALUE, END OF PERIOD                                             $4.02           $6.33       $10.57
                                                                            =====          ======       ======

 Total Return(c)                                                           (36.49)%        (39.96)%       5.70%(d)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense reductions                         2.02%           1.68%         .82%(d)

   Expenses, excluding waiver and expense reductions                         2.02%           1.69%        1.12%(d)

   Net investment loss                                                      (1.29)%         (1.01)%       (.44)%(d)

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
SUPPLEMENTAL DATA:                                                          2002             2001       7/31/2000
-------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                          $56,665         $78,064      $83,703

   Portfolio turnover rate                                                    42.08%          36.53%       14.66%
-------------------------------------------------------------------------------------------------------------------

12             SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
                                                                            2002             2001       7/31/2000

 PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.26          $10.51       $10.00
                                                                            =====          ======       ======

 Investment operations

   Net investment loss                                                       (.10)(b)        (.13)(b)     (.07)(b)

   Net realized and unrealized gain (loss)                                  (2.21)          (4.10)         .58
                                                                            -----          ------       ------

      Total from investment operations                                      (2.31)          (4.23)         .51
                                                                            -----          ------       ------

 Distributions to shareholders from net realized gain                        -               (.02)        -
                                                                            -----          ------       ------

 NET ASSET VALUE, END OF PERIOD                                             $3.95           $6.26       $10.51
                                                                            =====          ======       ======

 Total Return(c)                                                           (36.90)%        (40.34)%       5.20%(d)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense reductions                         2.63%           2.29%        1.07%(d)

   Expenses, excluding waiver and expense reductions                         2.63%           2.30%        1.53%(d)

   Net investment loss                                                      (1.92)%         (1.64)%       (.68)%(d)

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
SUPPLEMENTAL DATA:                                                          2002             2001       7/31/2000
-------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                          $10,041         $11,522       $8,046

   Portfolio turnover rate                                                    42.08%          36.53%       14.66%
-------------------------------------------------------------------------------------------------------------------

               SEE NOTES TO FINANCIAL STATEMENTS.                            13

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
                                                                            2002             2001       7/31/2000
 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.25          $10.51       $10.00
                                                                            =====          ======       ======

 Investment operations

   Net investment loss                                                       (.10)(b)        (.13)(b)     (.07)(b)

   Net realized and unrealized gain (loss)                                  (2.20)          (4.11)         .58
                                                                            -----          ------       ------

      Total from investment operations                                      (2.30)          (4.24)         .51
                                                                            -----          ------       ------

 Distributions to shareholders from net realized gain                        -               (.02)        -
                                                                            -----          ------       ------

 NET ASSET VALUE, END OF PERIOD                                             $3.95           $6.25       $10.51
                                                                            =====          ======       ======

 Total Return(c)                                                           (36.80)%        (40.44)%       5.20%(d)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense reductions                         2.63%           2.34%        1.01%(d)

   Expenses, excluding waiver and expense reductions                         2.63%           2.35%        1.53%(d)

   Net investment loss                                                      (1.91)%         (1.69)%       (.61)%(d)

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
SUPPLEMENTAL DATA:                                                          2002             2001       7/31/2000
-------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                           $5,731          $4,598       $2,066

   Portfolio turnover rate                                                    42.08%          36.53%       14.66%
---------------------------------------------------------------------------------------------------------------------

14             SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
                                                                            2002             2001       7/31/2000
 PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.32          $10.53       $10.00
                                                                            =====          ======       ======

 Investment operations

   Net investment loss                                                       (.05)(b)        (.07)(b)     (.05)(b)

   Net realized and unrealized gain (loss)                                  (2.24)          (4.12)         .58
                                                                            -----          ------       ------
      Total from investment operations                                      (2.29)          (4.19)         .53
                                                                            -----          ------       ------
 Distributions to shareholders from net realized gain                        -               (.02)        -
                                                                            -----          ------       ------

 NET ASSET VALUE, END OF PERIOD                                             $4.03           $6.32       $10.53
                                                                            =====          ======       ======

 Total Return(c)                                                           (36.23)%        (39.83)%       5.30%(d)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense reductions                         2.08%           1.74%         .87%(d)

   Expenses, excluding waiver and expense reductions                         2.08%           1.75%        1.19%(d)

   Net investment loss                                                      (1.35)%         (1.08)%       (.43)%(d)

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
SUPPLEMENTAL DATA:                                                          2002             2001       7/31/2000
-------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                          $    -(e)       $    1     $     1

   Portfolio turnover rate                                                   42.08%          36.53%      14.66%
-------------------------------------------------------------------------------------------------------------------

               SEE NOTES TO FINANCIAL STATEMENTS.                            15

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
                                                                            2002             2001       7/31/2000
 PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)

 NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.31          $10.54       $10.00
                                                                            =====          ======       ======

 Investment operations

   Net investment loss                                                       (.08)(b)        (.08)(b)     (.01)(b)

   Net realized and unrealized gain (loss)                                  (2.23)          (4.13)         .55
                                                                            -----          ------       ------

      Total from investment operations                                      (2.31)          (4.21)         .54
                                                                            -----          ------       ------

 Distributions to shareholders from net realized gain                        -               (.02)        -
                                                                            -----          ------       ------

 NET ASSET VALUE, END OF PERIOD                                             $4.00           $6.31       $10.54
                                                                            =====          ======       ======

 Total Return(c)                                                           (36.61)%        (39.98)%       5.40%(d)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and expense reductions                         1.63%           1.29%         .59%(d)
   Expenses, excluding waiver and expense reductions                         1.63%           1.30%         .90%(d)
   Net investment loss                                                       (.87)%          (.58)%       (.11)%(d)

                                                                                YEAR ENDED 7/31       12/15/1999(a)
                                                                          -------------------------        TO
SUPPLEMENTAL DATA:                                                          2002             2001       7/31/2000
-------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                         $     -(e)       $    1     $     1

   Portfolio turnover rate                                                   42.08%          36.53%      14.66%
--------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations on December 15, 1999. SEC effective date and date shares first became available to the public -- December 30, 1999.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Amount represents less than $1,000.

16             SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Large-Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management company and was organized as a Delaware Business Trust on September 29, 1999. The Fund commenced operations on December 15, 1999, and the Securities and Exchange Commission declared the Fund effective and each class of shares became available to the public on December 30, 1999.

The Fund's investment objective is long-term capital growth. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) EXPENSES-Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B,

      Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at an annual rate of 0.75%.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A          CLASS B         CLASS C         CLASS P
-------------------------------------------------------------------------------
Service                   .25%             .25%            .25%            .20%
Distribution              .10%(1)(2)       .75%            .75%            .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, the Fund pays an incremental marketing expense of approximately ..03% of average daily net assets of Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the year ended July 31, 2002:

DISTRIBUTOR COMMISSIONS       DEALERS CONCESSIONS
-------------------------------------------------
$125,602                                 $701,957

Certain of the Fund's officers and Trustees have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended July 31, 2002, primarily attributable to net operating losses have been reclassified among the components of net assets based on their tax basis as follows:

ACCUMULATED
NET INVESTMENT LOSS           PAID-IN CAPITAL
INCREASE                             DECREASE
---------------------------------------------
$1,297,111                       ($1,297,111)

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 are as follows:

                                                  JULY 31, 2002    JULY 31, 2001
--------------------------------------------------------------------------------
Distributions paid from:
Net long-term capital gains                                   -     $    253,252
                                                  ------------------------------
Total taxable distributions                                   -     $    253,252
                                                  ------------------------------

As of July 31, 2002, the components of accumulated earnings on a tax basis are as follows:

   Total undistributed earnings                                   $           -
   Capital loss carryforward*                                       (13,538,523)
   Net unrealized losses**                                          (70,566,814)
                                                                  --------------
   Net accumulated earnings/losses                                $ (84,105,337)
                                                                  --------------

* On July 31, 2002, the Fund had a net capital loss carryforward of $13,538,523, which will expire in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis unrealized losses is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $17,485,201 during fiscal 2002.

5. PORTFOLIO SECURITIES TRANSACTIONS

The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of July 31, 2002, the value of securities loaned was $1,023,146. These loans were collateralized by cash of $1,118,693, which is invested in a restricted money market account. Expenses relating to securities lending of $11,510 are included in Other expenses on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if borrower defaults.

Purchases and sales of investment securities (other than short-term investments) for the year ended July 31, 2002 are as follows:

PURCHASES                               SALES
---------------------------------------------
$56,472,802                       $38,516,006

As of July 31, 2002, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation of investments based on cost for federal income tax purposes are as follows:

                                    GROSS           GROSS              NET
                               UNREALIZED      UNREALIZED       UNREALIZED
TAX COST                     APPRECIATION    DEPRECIATION     DEPRECIATION
---------------------------------------------------------------------------
$125,792,668                     $988,585    $(54,030,054)    $(53,041,469)

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred losses on wash sales.

6. TRUSTEES' REMUNERATION

The Fund's Trustee and officers who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Fund and other Lord Abbett-sponsored funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At July 31, 2002, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Fund's net asset value.

10. SUMMARY OF CAPITAL TRANSACTIONS

The Fund has an unlimited number of authorized shares of beneficial interest.

                                                        YEAR ENDED                      YEAR ENDED
                                                     JULY 31, 2002                   JULY 31, 2001
                                        ----------------------------------------------------------
CLASS A SHARES                              SHARES          AMOUNT        SHARES            AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                              6,501,782    $ 34,950,631     6,996,967       $58,322,211
Reinvestment of distributions                    -               -        23,073           210,884
Shares reacquired                       (4,744,631)    (23,960,082)   (2,599,704)      (20,875,796)
--------------------------------------------------------------------------------------------------
Increase                                 1,757,151    $ 10,990,549     4,420,336       $37,657,299
--------------------------------------------------------------------------------------------------

CLASS B SHARES
--------------------------------------------------------------------------------------------------
Shares sold                              1,403,563    $  7,361,337     1,405,061       $11,807,739
Reinvestment of distributions                    -               -         2,901            26,309
Shares reacquired                         (704,334)     (3,438,233)     (331,572)       (2,623,007)
--------------------------------------------------------------------------------------------------
Increase                                   699,229    $  3,923,104     1,076,390       $ 9,211,041
--------------------------------------------------------------------------------------------------

CLASS C SHARES
--------------------------------------------------------------------------------------------------
Shares sold                              1,127,206    $  5,937,278       689,349       $ 5,925,969
Reinvestment of distributions                    -               -         1,127            10,230
Shares reacquired                         (411,396)     (2,063,788)     (151,471)       (1,139,263)
--------------------------------------------------------------------------------------------------
Increase                                   715,810    $  3,873,490       539,005       $ 4,796,936
--------------------------------------------------------------------------------------------------

CLASS P SHARES
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                    -               -         0.270       $         2
--------------------------------------------------------------------------------------------------
Increase                                         -               -         0.270       $         2
--------------------------------------------------------------------------------------------------

CLASS Y SHARES
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                    -               -         0.269       $         2
--------------------------------------------------------------------------------------------------
Increase                                         -               -         0.269       $         2
--------------------------------------------------------------------------------------------------

11. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT LARGE-CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Large-Cap Growth Fund (the "Company"), including the schedule of investments, as of July 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Large-Cap Growth Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
-------------------------
New York, New York
September 20, 2002

BASIC INFORMATION ABOUT MANAGEMENT

The Fund's Board of Trustees is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also initially approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                   WITH FUND          DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
ROBERT S. DOW              Trustee since           Managing Partner and Chief             N/A
90 Hudson Street           1999; Chairman          Investment Officer of
Jersey City, NJ            and President           Lord Abbett since 1996.
Date of Birth: 3/8/1945    since 1999

                                        ----------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                   WITH FUND          DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Trustee since 1999     Managing General Partner,           Currently serves as a
Bigelow Media, LLC                                 Bigelow Media, LLC                  director of Crane Co.
717 Fifth Avenue,                                  (since 2000); Senior                and Huttig Building
26th Floor                                         Adviser, Time Warner Inc.           Products Inc.
New York, NY                                       (1998 - 2000); Acting
Date of Birth: 10/22/1941                          Chief Executive Officer
                                                   of Courtroom Television
                                                   Network (1997 - 1998);
                                                   President and Chief Executive
                                                   Officer of Time Warner Cable
                                                   Programming, Inc. (1991 - 1997).

WILLIAM H.T. BUSH           Trustee since 1999     Co-founder and Chairman             Currently serves as
Bush-O'Donnell &                                   of the Board of the financial       director of Wellpoint
Co., Inc.                                          advisory firm of                    Health Network,
101 South Hanley Rd.                               Bush-O'Donnell & Company            Mississippi Valley
Suite 1025                                         (since 1986).                       Bancorp, DT Industries
St. Louis, MO                                                                          Inc., and Engineered
Date of Birth: 7/14/1938                                                               Support Systems, Inc.

ROBERT B. CALHOUN, JR.      Trustee since 1999     Managing Director of                Currently serves as
Monitor Clipper Partners                           Monitor Clipper Partners            director of Avondale,
Two Canal Park                                     (since 1997) and President          Inc., Avondale Mills,
Cambridge, MA                                      of Clipper Asset Management         Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                          Corp., both private equity          Inc., Integrated
                                                   investment funds (since 1991).      Graphics, Inc., and
                                                                                       Interstate Bakeries
                                                                                       Corp.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                   WITH FUND          DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
STEWART S. DIXON            Trustee since 1999     Partner in the law firm             N/A
Wildman, Harrold,                                  of Wildman, Harrold,
Allen & Dixon                                      Allen & Dixon
225 W. Wacker Drive,                               (since 1967).
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS           Trustee since 2000     Chief Executive Officer             Currently serves as
Houlihan Lokey                                     of Houlihan Lokey                   director of Adolph
Howard & Zukin                                      Howard & Zukin,                    Coors Company.
685 Third Ave.                                      an investment bank,
New York, NY                                        (January 2002 to present);
Date of Birth: 7/30/1947                            Chairman of Warburg Dillon
                                                    Read (1999 - 2000); Global
                                                    Head of Corporate Finance
                                                    of SBC Warburg Dillon Read
                                                    (1997 - 1999); Chief Executive
                                                    Officer of Dillon, Read & Co.
                                                    (1994 - 1997).

C. ALAN MACDONALD           Trustee since 1999      Retired - Special Projects         Currently serves as
415 Round Hill Road                                 Consulting (since 1992);           director of
Greenwich, CT                                       formerly President and             Fountainhead Water
Date of Birth: 5/19/1933                            CEO of Nestle Foods.               Company, Careside,
                                                                                       Inc., Lincoln Snacks,
                                                                                       J.B. Williams Co., Inc.
                                                                                       (personal care
                                                                                       products) and Seix
                                                                                       Fund, Inc. *

THOMAS J. NEFF              Trustee since 1999      Chairman of Spencer Stuart,        Currently serves as
Spencer Stuart, U.S.                                U.S., an executive search          director of Ace, Ltd.
277 Park Avenue                                     consulting firm (since 1996);      and Exult, Inc.
New York, NY                                        President of Spencer Stuart,
Date of Birth: 10/2/1937                            U.S. (1979-1996).

JAMES F. ORR, III           Trustee since 2002      President and CEO of               Currently serves as
80 Pinckney Street                                  LandingPoint Capital               Chairman of
Boston, MA                                          (since 2002); Chairman and         Rockefeller
Date of Birth: 3/5/1943                             CEO of United Asset                Foundation, Director
                                                    Management Corporation             of Nashua Corp. and
                                                    (2000 to 2001); Chairman and       Memorial Drive Trust.
                                                    CEO of UNUM Provident
                                                    Corporation (1999 - merger);
                                                    Chairman and CEO of UNUM
                                                    Corporation (1988 - 1999).

* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

   NAME AND               CURRENT POSITION       LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)               WITH FUND         OF CURRENT POSITION    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
JOAN A. BINSTOCK           Vice President       Elected in 1999         Partner and Chief
(3/4/1954)                                                              Operations Officer, joined
                                                                        Lord Abbett in 1999,
                                                                        prior thereto Chief
                                                                        Operating Officer of
                                                                        Morgan Grenfell.

DANIEL E. CARPER           Vice President       Elected in 1999         Partner, joined Lord
(1/22/1952)                                                             Abbett in 1979.

PAUL A. HILSTAD            Vice President and   Elected in 1999         Partner and General
(12/13/1942)               Secretary                                    Counsel, joined Lord
                                                                        Abbett in 1995.

LAWRENCE H. KAPLAN         Vice President and   Elected in 1999         Partner and Deputy
(1/16/1957)                Assistant Secretary                          General Counsel, joined
                                                                        Lord Abbett in 1997.

ROBERT G. MORRIS           Vice President       Elected in 1999         Partner and Director of
(11/6/1944)                                                             Equity Investments, joined
                                                                        Lord Abbett in 1991.

A. EDWARD OBERHAUS, III    Vice President       Elected in 1999         Manager of Equity
(12/21/1959)                                                            Trading, joined Lord
                                                                        Abbett in 1983.

TRACIE E. RICHTER          Vice President       Elected in 1999         Director of Portfolio
(1/12/1968)                                                             Accounting and Operations,
                                                                        joined Lord Abbett in 1999,
                                                                        formerly Vice President -
                                                                        Head of Fund Administration
                                                                        of Morgan Grenfell from 1998
                                                                        to 1999, prior thereto Vice
                                                                        President of Bankers Trust.

CHRISTINA T. SIMMONS       Vice President and      Elected in 2000      Assistant General Counsel,
(11/12/1957)               Assistant Secretary                          joined Lord Abbett in 1999,
                                                                        formerly Assistant General
                                                                        Counsel of Prudential
                                                                        Investments from 1998 to
                                                                        1999, prior thereto Counsel
                                                                        of Drinker, Biddle &
                                                                        Reath LLP, a law firm.

ROSELIA ST. LOUIS          Vice President       Elected in 2000         Assistant Investment
(1/1/1967)                                                              Manager, joined Lord
                                                                        Abbett in 2000, prior
                                                                        thereto Assistant Portfolio
                                                                        Manager of United Church
                                                                        Pension Boards.

FRANCIE W. TAI             Treasurer            Elected in 2001         Director of Fund
(6/11/1965)                                                             Administration, joined
                                                                        Lord Abbett in 2000, prior
                                                                        thereto Manager of
                                                                        Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Fund's Trustees. It is available free upon request.

[LORD ABBETT LOGO]







    This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund prospectus.

 Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC                              LALCG-2-702
90 Hudson Street - Jersey City, New Jersey 07302-3973                    (9/02)


Lord Abbett Large-Cap Growth Fund